Press Release

Contact
Paresh Maniar
Executive Director, Investor Relations
(408) 470-5348

MAXIM REPORTS RESULTS FOR THE SECOND QUARTER OF FISCAL 2012

•	Revenue: $591 million

•	Gross Margin: 58.8% GAAP (60.5% excluding special expense items)

•	EPS: $0.29 GAAP ($0.34 excluding special items)

•	Cash, cash equivalents, and short term investments: $817 million

•	Fiscal third quarter revenue outlook: $555 million to $585 million

SUNNYVALE, CA - January 26, 2012 - Maxim Integrated Products, Inc. (NASDAQ:MXIM) reported net revenue of $591 million for its fiscal 2012 second quarter ended December 31, 2011, a 7% decrease from the record $636 million revenue recorded in the prior quarter.

Tunc Doluca, President and Chief Executive Officer, commented, “Our customers maintained a cautious outlook during the December quarter and continued to reduce inventory, particularly in the distribution channel. We are encouraged however by an increase in bookings beginning in December. As a result, we forecast our revenue to return to normal trends in the March quarter.”

Fiscal Year 2012 Second Quarter Results
Based on Generally Accepted Accounting Principles (GAAP), diluted earnings per share in the December quarter was $0.29. The results were affected by certain pre-tax expenses which primarily consisted of:

•	$14.2 million for acquisition related items

•	$6.0 million for restructuring and severance
GAAP earnings per share excluding special expense items was $0.34.

Cash Flow Items
At the end of our fiscal 2012 second quarter total cash, cash equivalents and short term investments was $817 million, an increase of $56 million from the prior quarter. Notable items include:

•	Cash flow from operations: $249 million (42% of revenue)

•	Capital expenditures: $67 million

•	Dividends: $64 million ($0.22 per share)

•	Stock repurchases: $72 million

Business Outlook
The Company's 90 day backlog at the beginning of the third fiscal quarter was $365 million. Based on our beginning backlog and expected turns, results for the March 2012 quarter are expected to be:

•	Revenue: $555 million to $585 million

•	Gross Margin: 55% to 58% GAAP (57% to 60% excluding special expense items)

•	EPS: $0.22 to $0.26 GAAP ($0.25 to $0.29 excluding special expense items)
Maxim's Business Outlook does not include the potential impact of any restructuring activity or mergers, acquisitions, divestitures or other business combinations that may be completed during the quarter.

Dividend
A cash dividend of $0.22 per share will be paid on March 7, 2012, to stockholders of record on February 22, 2012.

Conference Call
Maxim has scheduled a conference call on January 26, 2012, at 2:00 p.m. Pacific Time to discuss its financial results for the second quarter of fiscal year 2012 and its business outlook. To listen via telephone, dial (866) 219-5268 (toll free) or (703) 639-1120. This call will be webcast by Shareholder.com and can be accessed at Maxim's website at www.maxim-ic.com/Investor.
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CONSOLIDATED STATEMENTS OF INCOME
(Unaudited)
	Three Months Ended
	December 31, 2011	September 24, 2011	December 25, 2010
	(in thousands, except per share data)
Net revenues	$591,359	$636,002	$612,936
Cost of goods sold (1, 2, 3)	243,399	240,529	232,661
Gross profit	347,960	395,473	380,275
Operating expenses:
Research and development (1)	142,084	140,213	130,001
Selling, general and administrative (1)	80,826	82,456	72,240
Intangible asset amortization (2)	4,338	4,321	4,447
Severance and restructuring	6,047	492	488
Other operating expenses (income), net (4)	155	(4,389)	21,100
Total operating expenses	233,450	223,093	228,276
Operating income	114,510	172,380	151,999
Interest and other income (expense), net (5)	2,374	(4,100)	(4,100)
Income before provision for income taxes	116,884	168,280	147,899
Provision for income taxes (6)	28,754	34,834	38,309
Net income	$88,130	$133,446	$109,590

Earnings per share:
Basic	$0.30	$0.45	$0.37
Diluted	$0.29	$0.44	$0.36

Shares used in the calculation of earnings per share:
Basic	291,824	294,475	296,550
Diluted	299,290	301,076	303,260

Dividends paid per share	$0.22	$0.22	$0.21

SCHEDULE OF STOCK BASED COMPENSATION EXPENSES
(Unaudited)
	Three Months Ended
	December 31, 2011	September 24, 2011	December 25, 2010
	(in thousands)
Cost of goods sold	$3,692	$3,257	$3,748
Research and development	12,909	13,261	13,916
Selling, general and administrative	6,873	6,947	6,858
Total	$23,474	$23,465	$24,522

SCHEDULE OF SPECIAL EXPENSE ITEMS
(Unaudited)
	Three Months Ended
	December 31, 2011	September 24, 2011	December 25, 2010
	(in thousands)
Cost of goods sold:
Intangible asset amortization (2)	$8,080	$9,434	$7,919
Acquisition related inventory write up (3)	1,801	—	1,320
Total	$9,881	$9,434	$9,239

Operating expenses:
Intangible asset amortization (2)	$4,338	$4,321	$4,447
Severance and restructuring	6,047	492	488
Other operating expenses (income), net (4)	155	(4,389)	21,100
Total	$10,540	$424	$26,035

Interest and other (income), net (5)	$(1,776)	$—	$—
Total	$(1,776)	$—	$—

Provision for income taxes:
International restructuring (6)	$—	$(2,655)	$—
Total	$—	$(2,655)	$—

(1) Includes stock-based compensation charges as shown in the Schedule of Stock Based Compensation Expenses.
(2) Includes intangible asset amortization related to acquisitions.
(3) Includes expense related to fair value write up of inventory acquired as part of acquisitions.
(4) Other operating expenses, net are primarily for stock option related litigation, certain payroll taxes, interest and penalties and loss on sale of land and buildings.
(5) Includes gain on sale of equity investment.
(6) Includes impact due to implementation of international restructuring.

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STOCK-BASED COMPENSATION BY TYPE OF AWARD (in thousands)
(Unaudited)
Three Months Ended December 31, 2011	Stock Options	Restricted Stock Units	Employee Stock Purchase Plan	Total
Cost of goods sold	$565	$2,657	$470	$3,692
Research and development expense	2,440	9,207	1,262	12,909
Selling, general and administrative expense	1,704	4,778	391	6,873
Total	$4,709	$16,642	$2,123	$23,474

Three Months Ended September 24, 2011
Cost of goods sold	$517	$2,307	$433	$3,257
Research and development expense	2,055	9,958	1,248	13,261
Selling, general and administrative expense	1,428	5,125	394	6,947
Total	$4,000	$17,390	$2,075	$23,465

Three Months Ended December 25, 2010
Cost of goods sold	$729	$2,637	$382	$3,748
Research and development expense	2,710	9,914	1,292	13,916
Selling, general and administrative expense	1,659	4,847	352	6,858
Total	$5,098	$17,398	$2,026	$24,522

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CONSOLIDATED BALANCE SHEETS
(Unaudited)
	December 31, 2011	June 25, 2011
	(in thousands)
ASSETS
Current assets:
Cash and cash equivalents	$741,160	$962,541
Short-term investments	75,375	50,346
Total cash, cash equivalents and short-term investments	816,535	1,012,887
Accounts receivable, net	246,229	297,632
Inventories	233,404	237,928
Income tax refund receivable	1,236	483
Deferred tax assets	87,636	113,427
Other current assets	80,160	65,495
Total current assets	1,465,200	1,727,852
Property, plant and equipment, net	1,365,815	1,308,850
Intangible assets, net	237,776	204,263
Goodwill	432,809	265,125
Other assets	19,055	21,653
TOTAL ASSETS	$3,520,655	$3,527,743

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$118,427	$110,153
Income taxes payable	7,866	3,912
Accrued salary and related expenses	159,651	215,627
Accrued expenses	62,579	47,767
Deferred income on shipments to distributors	31,136	36,881
Total current liabilities	379,659	414,340
Long term debt	308,700	300,000
Income taxes payable	108,462	96,099
Deferred tax liabilities	197,839	183,715
Other liabilities	21,529	22,771
Total liabilities	1,016,189	1,016,925

Stockholders' equity:
Common stock	292	296
Retained earnings	2,517,166	2,524,790
Accumulated other comprehensive loss	(12,992)	(14,268)
Total stockholders' equity	2,504,466	2,510,818
TOTAL LIABILITIES & STOCKHOLDERS' EQUITY	$3,520,655	$3,527,743

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CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)
	Three Months Ended
	December 31, 2011	September 24, 2011	December 25, 2010
	(in thousands)
Cash flows from operating activities:
Net income	$88,130	$133,446	$109,590
Adjustments to reconcile net income to net cash provided by operating activities:
Stock-based compensation	23,474	23,465	24,522
Depreciation and amortization	51,995	52,071	52,228
Deferred taxes	(368)	39,845	11,232
Loss from sale of property, plant and equipment	124	127	14,257
Gain from sale of equity investments	(1,811)	—	—
Tax (shortfall) benefit related to stock-based compensation	(2,581)	1,428	(1,425)
Excess tax benefit related to stock-based compensation	(4,242)	(2,821)	(2,810)
Changes in assets and liabilities:
Accounts receivable	82,760	(30,790)	38,083
Inventories	19,045	(9,799)	(13,605)
Other current assets	(1,615)	(11,840)	(40,912)
Accounts payable	(18,397)	4,882	(18,667)
Income taxes payable	12,619	3,698	22,181
Deferred income on shipments to distributors	(3,444)	(2,301)	1,979
All other accrued liabilities	3,631	(80,602)	3,331
Net cash provided by operating activities	249,320	120,809	199,984

Cash flows from investing activities:
Payments for property, plant and equipment	(68,361)	(49,324)	(59,068)
Acquisitions	(12,018)	(154,269)	—
Proceeds from sales of property, plant and equipment	1,709	—	24,714
Purchases of available-for-sale securities	(25,108)	—	—
Proceeds from sales of equity securities	3,225	—	—
Net cash used in investing activities	(100,553)	(203,593)	(34,354)

Cash flows from financing activities:
Dividends paid	(64,158)	(64,781)	(62,278)
Repayment of notes payable	(4,189)	(16,217)	—
Repurchase of common stock	(72,486)	(88,674)	(40,832)
Issuance of common stock	18,898	(2,879)	14,555
Other	4,287	2,835	2,989
Net cash used in financing activities	(117,648)	(169,716)	(85,566)

Net increase (decrease) in cash and cash equivalents	31,119	(252,500)	80,064
Cash and cash equivalents:
Beginning of period	710,041	962,541	718,280
End of period	$741,160	$710,041	$798,344

Total cash, cash equivalents, and short-term investments	$816,535	$760,340	$798,344

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ANALYSIS OF GAAP VERSUS GAAP EXCLUDING SPECIAL EXPENSE ITEMS DISCLOSURES
(Unaudited)
	Three Months Ended
	December 31, 2011	September 24, 2011	December 25, 2010
	(in thousands, except per share data)
Reconciliation of GAAP gross profit to GAAP gross profit excluding special expense items:
GAAP gross profit	$347,960	$395,473	$380,275
GAAP gross profit %	58.8%	62.2%	62.0%

Special expense items:
Intangible asset amortization (1)	8,080	9,434	7,919
Acquisition related inventory write up (2)	1,801	—	1,320
Total special expense items	9,881	9,434	9,239
GAAP gross profit excluding special expense items	$357,841	$404,907	$389,514
GAAP gross profit % excluding special expense items	60.5%	63.7%	63.5%

Reconciliation of GAAP operating expenses to GAAP operating expenses excluding special expense items:
GAAP operating expenses	$233,450	$223,093	$228,276

Special expense (income) items:
Intangible asset amortization (1)	4,338	4,321	4,447
Severance and restructuring	6,047	492	488
Other operating expenses (income), net (3)	155	(4,389)	21,100
Total special expense items	10,540	424	26,035
GAAP operating expenses excluding special expense items	$222,910	$222,669	$202,241

Reconciliation of GAAP net income to GAAP net income excluding special items:
GAAP net income	$88,130	$133,446	$109,590

Special expense (income) items:
Intangible asset amortization (1)	12,418	13,755	12,366
Acquisition related inventory write up (2)	1,801	—	1,320
Severance and restructuring	6,047	492	488
Other operating expenses (income), net (3)	155	(4,389)	21,100
Interest and other (income), net (4)	(1,776)	—	—
Pre-tax total special expense items	18,645	9,858	35,274
Tax effect of special items	(6,102)	(3,474)	(12,480)
International restructuring (5)	—	(2,655)	—
GAAP net income excluding special items	$100,673	$137,175	$132,384

GAAP net income per share excluding special items:
Basic	$0.34	$0.47	$0.45
Diluted	$0.34	$0.46	$0.44

Shares used in the calculation of earnings per share excluding special items:
Basic	291,824	294,475	296,550
Diluted	299,290	301,076	303,260

(1) Includes intangible asset amortization related to acquisitions.
(2) Includes expense related to fair value write up of inventory acquired as part of acquisitions.
(3) Other operating expenses, net are primarily for stock option related litigation, certain payroll taxes, interest and penalties and loss on sale of land and buildings.
(4) Includes gain on sale of equity investment.
(5) Includes impact due to implementation of international restructuring.

Non-GAAP Measures
To supplement the consolidated financial results prepared under GAAP, Maxim uses non-GAAP measures which are adjusted from the most directly comparable GAAP results to exclude special expense items related to intangible asset amortization; acquisition related inventory write up to fair value; severance and restructuring; stock option related litigation; certain payroll taxes, interest and penalties; loss on the sale of land and buildings; the tax provision impacts due to implementation of international restructuring; and gain on sale of equity investment. Management uses these non-GAAP measures internally to make strategic decisions, forecast future results and evaluate Maxim's current performance. Many analysts covering Maxim use the non-GAAP measures as well. Given management's use of these non-GAAP measures, Maxim believes these measures are important to investors in understanding Maxim's current and future operating results as seen through the eyes of management. In addition, management believes these non-GAAP measures are useful to investors in enabling them to better assess changes in Maxim's core business across different time periods. These non-GAAP measures are not in accordance with or an alternative to GAAP financial data and may be different from non-GAAP measures used by other companies. Because non-GAAP financial measures are not standardized it may not be possible to compare these financial measures with other companies' non-GAAP financial measures, even if they have similar names. The non-GAAP measures displayed in the table above include the following:

GAAP gross profit excluding special expense items
The use of GAAP gross profit excluding special expense items allows management to evaluate the gross margin of the company's core businesses and trends across different reporting periods on a consistent basis, independent of special expense items including intangible asset amortization and acquisition related inventory write up to fair value. In addition, it is an important component of management's internal performance measurement and reward process as it is used to assess the current and historical financial results of the business, for strategic decision making, preparing budgets and forecasting future results. Management presents GAAP gross profit excluding special expense items to enable investors and analysts to evaluate our revenue generation performance relative to the direct costs of revenue of Maxim's core businesses.

GAAP operating expenses excluding special expense items
The use of GAAP operating expenses excluding special expense items allows management to evaluate the operating expenses of the company's core businesses and trends across different reporting periods on a consistent basis, independent of special expense items including intangible asset amortization; severance and restructuring; stock option related litigation; certain payroll taxes, interest and penalties; and loss on the sale of land and buildings. In addition, it is an important component of management's internal performance measurement and reward process as it is used to assess the current and historical financial results of the business, for strategic decision making, preparing budgets and forecasting future results. Management presents GAAP operating expenses excluding special expense items to enable investors and analysts to evaluate our core business and its direct operating expenses.

GAAP net income and GAAP net income per share excluding special items
The use of GAAP net income and GAAP net income per share excluding special items allow management to evaluate the operating results of Maxim's core businesses and trends across different reporting periods on a consistent basis, independent of special items including intangible asset amortization; acquisition related inventory write up to fair value; severance and restructuring; stock option related litigation; certain payroll taxes, interest and penalties; loss on the sale of land and buildings; the tax provision impacts due to implementation of international restructuring, and gain on the sale of equity investment. In addition, they are important components of management's internal performance measurement and reward process as it is used to assess the current and historical financial results of the business, for strategic decision making, preparing budgets and forecasting future results. Management presents GAAP net income and GAAP net income per share excluding special items to enable investors and analysts to understand the results of operations of Maxim's core businesses and to compare our results of operations on a more consistent basis against that of other companies in our industry.

“Safe Harbor” Statement
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements include the Company's financial projections for its third quarter of fiscal 2012 ending in March 2012, which includes revenue, gross margin and earnings per share, as well as the Company's forecast that its revenue will return to normal trends in the March quarter. These statements involve risk and uncertainty. Actual results could differ materially from those forecasted based upon, among other things, general market and economic conditions and market developments that could adversely affect the growth of the mixed-signal analog market, product mix shifts, customer cancellations and price competition, as well as other risks described in the Company's Annual Report on Form 10-K for the fiscal year ended June 25, 2011 (the “10-K”) and Quarterly Reports on Form 10-Q filed after the 10-K.

All forward-looking statements included in this news release are made as of the date hereof, based on the information available to the Company as of the date hereof, and the Company assumes no obligation to update any forward-looking statement except as required by law.

About Maxim
Maxim makes highly integrated analog and mixed-signal semiconductors. Maxim reported revenue of approximately $2.5 billion for fiscal 2011. For more information, go to www.Maxim-ic.com.

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